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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXHANGE ACT OF 1934


         Date of Report (Date of earliest event report) March 31, 2003


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  PENNSYLVANIA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           0-26366                                        23-2812193
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

732 Montgomery Avenue, Narberth, Pennsylvania                     19072
---------------------------------------------                     ------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (610) 668-4700
                 ----------------------------------------------
                (Issuer's telephone number, including area code)


                                       N/A
                 ----------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)






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Item 5.  Other Events

         Royal Bancshares of Pennsylvania, Inc. announced net income for the three months ended March 31, 2003 and the declaration of a cash dividend as detailed in the attached press release as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

(c) Exhibits

         Exhibit Number                     Description of Document
         --------------                     -----------------------
         99.1                               Press Release dated April 24, 2003


                                   SIGNATURES


                     ROYAL BANCSHARES OF PENNSLYVANIA, INC.


Dated: April 24, 2003         /s/ Joseph P. Campbell
                              --------------------------------
                              Joseph P. Campbell
                              President and CEO


Dated: April 24, 2003         /s/ Jeffrey T. Hanuscin
                              --------------------------------
                              Jeffrey T. Hanuscin
                              Chief Financial Officer